Significant event – Gulf of Mexico oil spill	12 Months Ended
Dec. 31, 2017
Significant Events [Abstract]
Significant event – Gulf of Mexico oil spill
Significant event – Gulf of Mexico oil spill
As a consequence of the Gulf of Mexico oil spill in April 2010, BP continues to incur costs and has also recognized liabilities for certain future costs.
The impacts of the Gulf of Mexico oil spill on the income statement, balance sheet and cash flow statement of the group are included within the relevant line items in those statements and are shown in the table below.

			$ million
	2017	2016	2015
Income statement
Production and manufacturing expenses	2,687	6,640	11,709
Profit (loss) before interest and taxation	(2,687)	(6,640)	(11,709)
Finance costs	493	494	247
Profit (loss) before taxation	(3,180)	(7,134)	(11,956)
Less: Taxation	(2,222)	3,105	3,492
Profit (loss) for the period	(5,402)	(4,029)	(8,464)
Balance sheet
Current assets
Trade and other receivables	252	194
Current liabilities
Trade and other payables	(2,089)	(3,056)
Provisions	(1,439)	(2,330)
Net current assets (liabilities)	(3,276)	(5,192)
Non-current assets
Deferred tax	2,067	2,973
Non-current liabilities
Other payables	(12,253)	(13,522)
Provisions	(1,141)	(112)
Deferred tax	3,634	5,119
Net non-current assets (liabilities)	(7,693)	(5,542)
Net assets (liabilities)	(10,969)	(10,734)
Cash flow statement
Profit (loss) before taxation	(3,180)	(7,134)	(11,956)
Net charge for interest and other finance expense, less net interest paid	493	494	247
Net charge for provisions, less payments	2,542	4,353	11,296
(Increase) decrease in other current and non-current assets	(1,738)	(3,210)	—
Increase (decrease) in other current and non-current liabilities	(3,453)	(1,608)	(732)
Pre-tax cash flows	(5,336)	(7,105)	(1,145)

Income statement
The group income statement for 2017 includes a pre-tax charge of $3,180 million (2016 pre-tax charge of $7,134 million) in relation to the Gulf of Mexico oil spill. The charge within production and manufacturing expenses in 2017 of $2,687 million (2016 $6,640 million) relates mainly to an increase in the provision relating to business economic loss (BEL) and other claims associated with the Deepwater Horizon Court Supervised Settlement Program (DHCSSP). The increase in the provision is primarily a result of significantly higher average claims determinations issued by the DHCSSP in the fourth quarter of the year and the continuing effect of the Fifth Circuit's May 2017 opinion on the matching of revenues with expenses when evaluating BEL claims. Finance costs of $493 million (2016 $494 million) reflect the unwinding of the discount on payables and, for 2016, provisions. Taxation includes a charge of $3,012 million in respect of the revaluation of US deferred tax assets related to the Gulf of Mexico oil spill following the reduction in the US federal corporate income tax rate from 35% to 21% enacted in December 2017.
The cumulative amount charged to the income statement to date comprises spill response costs arising in the aftermath of the incident, amounts charged for the 2012 agreement with the US government to resolve all federal criminal claims arising from the incident, amounts charged for the 2016 consent decree and settlement agreement with the United States and the five Gulf coast states including amounts payable for natural resource damages, state claims and Clean Water Act penalties, operating costs, amounts charged upon initial recognition of the trust obligation, other litigation, claims, environmental and legal costs and estimated obligations for future costs, net of settlements agreed with the co-owners of the Macondo well and other third parties.
The cumulative pre-tax income statement charge since the incident amounts to $65.8 billion and is analysed in the table below.

				$ million
	2017	2016	2015	Cumulative since the incident
Environmental costs	—	—	5,303	8,526
Spill response costs	—	—	—	14,304
Litigation and claims costs	2,647	6,596	5,758	41,781
Clean Water Act penalties	—	—	551	4,061
Other costs	40	44	97	1,309
Settlements credited to the income statement	—	—	—	(5,681)
(Profit) loss before interest and taxation	2,687	6,640	11,709	64,300
Finance costs	493	494	247	1,465
(Profit) loss before taxation	3,180	7,134	11,956	65,765

2. Significant event – Gulf of Mexico oil spill – continued
Provisions and contingent liabilities
Provisions
Movements during the year in the remaining provision, which relates to litigation and claims, are presented in the table below.

$ million
2017
Litigation and claims
At 1 January	2,442
Increase in provision	2,647
Reclassified to other payables	(759)
Utilization	(1,750)
At 31 December	2,580
Of which – current	1,439
– non-current	1,141
Litigation and claims – PSC settlement
The Economic and Property Damages Settlement Agreement (EPD Settlement Agreement) with the Plaintiffs' Steering Committee (PSC) provides for a court-supervised settlement programme, the DHCSSP, which commenced operation on 4 June 2012. A separate claims administrator was appointed to pay medical claims and to implement other aspects of the Medical Benefits Class Action Settlement. For further information on the PSC settlements, see Legal proceedings on page 270.
The litigation and claims provision reflects the latest estimate for the remaining costs associated with the PSC settlement. These costs relate predominantly to BEL claims and associated administration costs. The amounts ultimately payable may differ from the amount provided and the timing of payments is uncertain.
The increase in the provision in the year is primarily a result of significantly higher average BEL claims determinations issued by the DHCSSP during the fourth quarter of the year and the effect of the May 2017 Fifth Circuit opinion on the policy addressing the matching of revenue with expenses in relation to BEL claims. See Legal proceedings on page 270 for further details on the May 2017 Fifth Circuit opinion and related appeals.
The DHCSSP’s determination of BEL claims was substantially completed by the end of 2017. Nevertheless, a significant number of BEL claims determined by the DHCSSP have been and continue to be appealed by BP and/or the claimants, with the total value of claims under appeal or eligible for appeal approximately doubling during the fourth quarter of the year. The DHCSSP has reported that the total determinations for all economic and property damages claims amounted to $14.2 billion and the total amount paid with respect to such claims was $11.2 billion, in each case as at 31 December 2017. The difference in the above DHCSSP amounts primarily relates to determinations of BEL claims under appeal or eligible for appeal, along with certain other items, including claims determined eligible for payment and which are not being appealed.
The amount provided for includes the latest estimate of the amounts that are expected ultimately to be paid to resolve outstanding BEL claims. Claims under appeal will ultimately only be resolved once the full judicial appeals process has been concluded, including appeals to the Federal District Court and Fifth Circuit, as may be the case, or when settlements are reached with individual claimants. Depending upon the ultimate resolution of these claims (including how such resolution may be impacted by the May 2017 Fifth Circuit opinion), the amounts payable may differ from those currently provided.
The DHCSSP is expected to issue determinations with respect to remaining BEL claims in the first half of 2018. Whilst BP has a better understanding of the total population of remaining claims, there is uncertainty around how these claims will ultimately be determined, including in relation to the impact of the May 2017 Fifth Circuit opinion on the determination of such claims.
Payments to resolve outstanding claims under the PSC settlement are now expected to be made over a number of years. The timing of payments, however, is uncertain, and, in particular, will be impacted by how long it takes to resolve claims that have been appealed and may be appealed in the future.
Contingent liabilities
For information on legal proceedings relating to the Deepwater Horizon oil spill, see Legal proceedings on pages 270-273. Any further outstanding Deepwater Horizon related claims are not expected to have a material impact on the group's financial performance.
Other payables
Other payables include amounts payable under the 2016 consent decree and settlement agreement with the United States and five Gulf coast states, including amounts payable for natural resource damages, state claims and Clean Water Act penalties. On a discounted basis the amounts included in other payables for these elements of the agreements are $5,556 million, $2,841 million and $4,047 million respectively at 31 December 2017. For full details of these agreements, see BP Annual Report and Form 20-F 2015.
In addition, other payables at 31 December 2017 also includes $1,209 million in relation to the 2012 agreement with the US government to resolve all federal criminal claims arising from the incident, which falls due in 2018.
Cash flow statement
The impact on net cash provided by operating activities on a pre-tax basis amounted to an outflow of $5,336 million (2016 outflow of $7,105 million, 2015 outflow of $1,145 million). On a post-tax basis, the amounts were an outflow of $5,167 million (2016 outflow of $6,892 million and 2015 outflow of $1,130 million).
Cash outflows in 2016 and 2017 include payments made under the 2012 agreement with the US government to resolve all federal criminal claims arising from the incident and the 2016 consent decree and settlement agreement with the United States and the five Gulf coast states.